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                                                                    EXHIBIT 23.1

                             [ARTHUR ANDERSEN LLP]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 30, 1996 included in Brunswick Corporation's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                              ARTHUR ANDERSEN LLP



Chicago, Illinois,
November 18, 1996